UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

_____________________________

Date of report (Date of earliest event reported):  May 18, 2016

LAKE SHORE BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction of incorporation)	000-51821 (Commission File Number)	20-4729288 (IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 18, 2016, Lake Shore Savings Bank (the “Bank”), a wholly-owned subsidiary of Lake Shore Bancorp, Inc. (the “Company”), entered into an amended and restated joinder agreement with Rachel A. Foley, Chief Financial Officer and Treasurer of the Company and the Bank, and a joinder agreement with Jeffery Werdein, Executive Vice President of the Company and the Bank in connection with their participation in the Lake Shore Savings Bank Executives Amended and Restated Supplemental Benefit Plan II (the “SERP”).  Mr. Werdein is a new participant in the SERP.

Under the SERP and the joinder agreements, the executives will generally be entitled to an annual benefit equal to 2% of the executive’s average final pay multiplied by years of service (not to exceed twenty years of service) payable over a period of fifteen years with payments generally commencing after the executive terminates employment and after the executive attains age sixty-five.  If the executive has a termination of employment within twenty-four months following a change in control, the executive will be treated as having attained age sixty-five for purposes of calculating the annual benefit, and payments will commence on the first day of the month following such termination of employment and continue for a period of fifteen years.

In addition, on May 18, 2016, the Bank entered into an amended and restated supplemental executive retirement plan with Daniel P. Reininga, President and Chief Executive Officer of the Company and the Bank (the “Amended SERP”), effective May 18, 2016.  The terms of the Amended SERP are generally similar to the prior plan except the annual benefit increased from $137,501 to $152,011.

 The foregoing descriptions of the joinder agreements and the Amended SERP do not purport to be complete and are qualified in their entirety by reference to the joinder agreements and the Amended SERP attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, of this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Joinder Agreement for Rachel A. Foley
10.2	Joinder Agreement for Jeffery Werdein
10.3	Amended and Restated Supplemental Executive Retirement Plan for Daniel P. Reininga

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, Inc.
DATE: May 23, 2016	By:	/s/ Rachel A. Foley
	Name:	Rachel A. Foley
	Title:	Chief Financial Officer